UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2015

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employee Agreements

On April 29, 2015, Sprouts Farmers Market, Inc. (the “Company”) amended the employment agreements with each of Doug Sanders, the Company’s President and Chief Executive Officer; Amin Maredia, the Company’s Chief Financial Officer; and Brandon Lombardi, the Company’s Chief Legal Officer and Secretary (collectively, the “Amendments”).

The Amendment for each of Messrs. Sanders and Lombardi extends the term of his employment agreement automatically for one additional year on each anniversary of the effective date of the employment agreement (April 18 for Mr. Sanders and January 23 for Mr. Lombardi), unless during the 30-day period prior to any such anniversary, the Company or the executive notifies the other not to have the term so extended.

The Amendment for Mr. Maredia extends the term during which Mr. Maredia is entitled to severance payments from the Company from 12 to 24 months, in the event Mr. Maredia is terminated by the Company without cause or resigns for good reason (as those terms are defined in the employment agreement), or the Company elects not to extend the term of his employment agreement. This Amendment also provides for the Company to reimburse Mr. Maredia for premiums paid by Mr. Maredia for life and disability insurance policies.

All other provisions of the respective employment agreements remain unchanged.

The above summaries are qualified by reference to the complete text of the Amendments that are filed herewith as Exhibits 10.1, 10.2 and 10.3 and are incorporated into this Item 5.02 by reference.

Approval of the Company’s 2013 Incentive Plan

As described in Item 5.07 of this Current Report on Form 8-K, on May 1, 2015, at its annual meeting of stockholders (the “Annual Meeting”), the stockholders of the Company approved the material terms of the performance goals under the Company’s 2013 Incentive Plan (the “Plan”) for purposes of Section 162(m) of the Internal Revenue Code (the “Code”). The Company’s board of directors approved amendments to the Plan on February 24, 2015, subject to stockholder approval. The amended Plan, among other things, enables the compensation attributable to grants of stock options and stock appreciation rights and cash awards, restricted stock, restricted stock units, bonus shares, dividend equivalents and other share-based awards under the Plan to qualify for the performance-based compensation exception under Section 162(m) of the Code. The amended Plan establishes performance criteria upon which performance targets may be established as the condition for vesting of certain awards made under the Plan, as well as share limitations for awards that may be granted to employees under the Plan. The amended Plan will terminate on July 30, 2023, unless earlier terminated by the Company’s board of directors.

For a description of the terms and conditions of the Plan, as approved by stockholders on May 1, 2015, see “Proposal 3: Approval of the Material Terms of the Performance Goals under our 2013 Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 19, 2015 (the “Proxy Statement”), which description is incorporated herein by reference. The foregoing description of the amendment of the Plan and the description of the Plan contained in the Proxy Statement are each qualified in their entirety by reference to the full text of the Plan, as amended, a copy of which is filed herewith as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 1, 2015, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect two Class II directors to serve until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified; (2) to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers for fiscal 2014 (“say-on-pay”); (3) to approve the material terms of the performance goals under the Plan for purposes of Section 162(m) of the Code; and (4) to ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending January 3, 2016.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s Proxy Statement.

Proposal 1: Election of the two Class II directors listed below to serve for a three-year term expiring at the Company’s 2018 annual meeting of stockholders. Both director nominees were duly elected.

Nominee	For	Withheld	Broker Non-Votes
Joseph Fortunato	107,658,932	14,076,478	23,109,608
Lawrence P. Molloy	120,968,632	766,778	23,109,608

Proposal 2: Advisory vote on the compensation paid to the Company’s named executive officers for fiscal 2014. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
120,634,817	1,048,905	51,688	23,109,608

Proposal 3: Approval of the material terms of the performance goals under the Company’s 2013 Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
103,067,977	18,627,039	40,394	23,109,608

Proposal 4: Ratification of PricewaterhouseCoopers LLP as the Company’s independent auditor. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
144,628,512	41,034	175,472	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 2, dated April 29, 2015, to the Employment Agreement, dated April 18, 2011, as amended on August 23, 2012, by and between Sprouts Farmers Market, Inc. and Doug Sanders

10.2	Amendment No. 2, dated April 29, 2015, to the Employment Agreement, dated July 15, 2011, as amended on April 18, 2013, by and between Sprouts Farmers Market, Inc. and Amin Maredia

10.3	Amendment No. 2, dated April 29, 2015, to the Employment Agreement, dated January 23, 2012, as amended on November 15, 2012, by and between Sprouts Farmers Market, Inc. and Brandon Lombardi

10.4	Sprouts Farmers Market, Inc. 2013 Incentive Plan, amended as of May 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: May 5, 2015	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2, dated April 29, 2015, to the Employment Agreement, dated April 18, 2011, as amended on August 23, 2012, by and between Sprouts Farmers Market, Inc. and Doug Sanders

10.2	Amendment No. 2, dated April 29, 2015, to the Employment Agreement, dated July 15, 2011, as amended on April 18, 2013, by and between Sprouts Farmers Market, Inc. and Amin Maredia

10.3	Amendment No. 2, dated April 29, 2015, to the Employment Agreement, dated January 23, 2012, as amended on November 15, 2012, by and between Sprouts Farmers Market, Inc. and Brandon Lombardi

10.4	Sprouts Farmers Market, Inc. 2013 Incentive Plan, amended as of May 1, 2015